UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 28, 2024
Date of Report (Date of earliest event reported)
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Prime Medicine, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-41536 (Commission File Number)	84-3097762 (I.R.S. Employer Identification No.)
60 First Street Cambridge, MA		02141
(Address of principal executive offices)		(Zip Code)
(617) 564-0013
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 28, 2024 (the “Effective Date”), Prime Medicine, Inc. (the “Company”) entered into a Research Collaboration and License Agreement (the “Collaboration Agreement”) with Juno Therapeutics, Inc., a wholly-owned subsidiary of the Bristol-Myers Squibb Company (“BMS”). Under the terms of the Collaboration Agreement, the Company granted to BMS an exclusive worldwide license to certain Prime Editing technology for developing, manufacturing and commercializing ex vivo T-cell therapeutic products directed to select targets. Additionally, on the Effective Date, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with BMS, pursuant which the Company agreed to sell and issue shares of its common stock to BMS.
Research Collaboration and License Agreement
Pursuant to the Collaboration Agreement, the Company will design Prime Editing reagents to be used by BMS to develop, manufacture and commercialize ex vivo T-cell therapeutic products directed to specific targets selected by BMS.
Under the Collaboration Agreement, the Company will receive a $55.0 million upfront payment and a $55.0 million equity investment from BMS (as described below). The Company is also eligible to receive more than $3.5 billion in milestones, including up to $185 million in preclinical milestones, up to $1.2 billion in development milestones and more than $2.1 billion in commercialization milestones, along with royalties on net sales.
Unless earlier terminated, the term of the Collaboration Agreement continues until expiration of the last royalty term for the applicable product in the applicable country. The Collaboration Agreement is subject to customary termination provisions, including termination by a party for the other party’s uncured, material breach.
The Collaboration Agreement also includes customary representations and warranties, covenants and indemnification obligations.
The foregoing summary of the terms of the Collaboration Agreement is qualified in its entirety by reference to the full text of the Collaboration Agreement, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.
Stock Purchase Agreement
On the Effective Date, the Company entered into the Purchase Agreement with BMS, pursuant to which the Company agreed to issue and sell, and BMS agreed to purchase, in an unregistered offering (the “Offering”), 11,006,163 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) for an aggregate purchase price of $55.0 million pursuant to the terms and conditions thereof. The closing of the Offering (the “Closing”) is expected to occur on September 30, 2024.
The Purchase Agreement includes lock-up restrictions with respect to the Shares. Pursuant to the terms of the Purchase Agreement, BMS has agreed not to, directly or indirectly, sell or transfer any of the Shares until September 30, 2027 subject to specified conditions and exceptions. In addition, the Company agreed, among other things, to file with the Securities and Exchange Commission a registration statement covering the resale of the Shares and to use commercially reasonable efforts to cause such registration statement to become effective on or prior to ninety (90) calendar days after the Closing.
The foregoing summary of the terms of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.
Amendment No. 4 to The Broad Institute License Agreement
In connection with the Collaboration Agreement, the Company entered into a Letter Agreement (the “Amendment”) with The Broad Institute, Inc. (“Broad”) on September 27, 2024, which amends that certain License Agreement by and between the Company and Broad, dated as of September 26, 2019 (as amended, the “Broad-Prime License Agreement”), to modify certain obligations of Company and rights of Broad in relation to the Collaboration Agreement as a sublicense under the Broad-Prime License Agreement. The Amendment, among other things, modifies the royalty and certain commercial milestones that the Company is obligated to pay to Broad on net sales of products under the Collaboration Agreement. Except as expressly stated in the Amendment, all other terms and provisions of the Broad-Prime License Agreement shall remain in full force and effect.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. A summary of the terms of the Broad-Prime License Agreement is set forth in the Company’s Annual Report in Form 10-K for the year ended December 31, 2023, which was filed with the Securities and Exchange Commission on March 1, 2024.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth above in Item 1.01 under the caption “Securities Purchase Agreement” is incorporated herein by reference. The Company expects the Shares to be issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The Company is relying on this exemption from registration for private placements based in part on the representations made by BMS, including that it is acquiring the Shares for the purpose of investment and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and an appropriate legend will be applied to the Shares. The Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and any applicable state securities laws.
Item 7.01 Regulation FD Disclosure.
On September 30, 2024, the Company issued press releases entitled “Prime Medicine Announces Strategic Research Collaboration and License Agreement with Bristol Myers Squibb to Develop and Commercialize Multiple Prime Edited Ex Vivo T-Cell Therapies” and “Prime Medicine Unveils Strategically Focused Pipeline.” A copy of each press release is furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, which is incorporated herein by reference.
A copy of the Company’s September 2024 corporate presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated September 30, 2024, furnished herewith.
99.2	Press Release, dated September 30, 2024, furnished herewith.
99.3	Presentation, dated September 2024, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024

Prime Medicine, Inc.

By:	/s/ Keith Gottesdiener
Name:	Keith Gottesdiener, M.D.
Title:	President and Chief Executive Officer